Exhibit 99.1

Signing Day Sports Reports Continued Progress Toward Business
Combination with One Blockchain

SCOTTSDALE, Ariz., October 8, 2025 -- Signing Day Sports, Inc. (“Signing Day Sports” or the “Company”) (NYSE American: SGN), the developer of the Signing Day Sports app and platform to aid high school athletes in the recruitment process, today provided an update on its Business Combination Agreement (“BCA”) with One Blockchain LLC (“One Blockchain”), One Blockchain’s affiliate, BlockchAIn Digital Infrastructure, Inc. (“BlockchAIn”), and certain other parties.

Subject to satisfaction of required closing conditions, the BCA provides for a business combination of Signing Day Sports and One Blockchain under a holding company structure, in which Signing Day Sports and One Blockchain will become subsidiaries of BlockchAIn. Subject to the closing of the transactions contemplated by the BCA (the “Transactions”), the combined entity is expected to continue the operations of One Blockchain, which include data center operations for Bitcoin mining with plans to expand into related fields including high-performance AI-related computing. One Blockchain currently operates a 40 MW crypto mining hosting facility in South Carolina, with expansion capacity up to 50 MW subject to utility approval and final engineering, and plans for a modular 150 MW facility in Texas targeted for 2027 pending a suite of agreements that are under negotiation. In 2024, One Blockchain generated revenue of approximately $22.9 million and net income of approximately $5.7 million.

In July 2025, a draft of a registration statement on Form S-4 (the “Registration Statement”) was confidentially submitted by BlockchAIn with the Securities and Exchange Commission (the “SEC”). BlockchAIn has submitted two revised drafts of the Registration Statement in response to the comments of the SEC staff. In addition, the proposed listing of the combined company is under review by the staff of the NYSE American LLC (the “NYSE American”).

The closing of the Transactions is expected to occur late in the fourth quarter of 2025 or the first quarter of 2026, subject to certain conditions, including, without limitation, the public filing and effectiveness of the Registration Statement, approval of Signing Day Sports stockholders, and approval of the listing of the registered common shares of BlockchAIn by the NYSE American.

Daniel Nelson, Chief Executive Officer of Signing Day Sports, stated, “We view the combination with One Blockchain as a transformational step. The strong financials and growth trajectory of One Blockchain, combined with our ongoing discipline and execution, position the combined company to deliver significant upside for all shareholders. We continue to move steadily toward closing, and look forward to providing further updates.”

Signing Day Sports, Inc.

Signing Day Sports’ mission is to help student-athletes achieve their goal of playing college sports. Signing Day Sports’ app allows student-athletes to build their Signing Day Sports’ recruitment profile, which includes information college coaches need to evaluate and verify them through video technology. The Signing Day Sports app includes a platform to upload a comprehensive data set including video-verified measurables (such as height, weight, 40-yard dash, wingspan, and hand size), academic information (such as official transcripts and SAT/ACT scores), and technical skill videos (such as drills and mechanics that exemplify player mechanics, coordination, and development). For more information on Signing Day Sports, go to https://bit.ly/SigningDaySports.

One Blockchain LLC

One Blockchain is a developer and operator of digital infrastructure focused on Bitcoin mining and high-performance computing (HPC) hosting. One Blockchain’s operations are centered around its existing 40 MW data center facility in South Carolina, which is one of the largest single mining sites in the state. In 2024, One Blockchain generated approximately $22.9 million in revenue and approximately $5.7 million in net income. One Blockchain’s mission is to become a leader in providing and operating sustainable blockchain computing infrastructure.

Additional Information and Where to Find It

In connection with the proposed business combination, BlockchAIn plans to publicly file or cause to be publicly filed relevant materials with the SEC, including the Registration Statement, that will contain a proxy statement of Signing Day Sports and a prospectus for registration of shares of BlockchAIn. The Registration Statement has not been publicly filed with or declared effective by the SEC. Following and subject to the Registration Statement being declared effective by the SEC, its definitive proxy statement/prospectus would be mailed or otherwise disseminated to Signing Day Sports stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SIGNING DAY SPORTS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONE BLOCKCHAIN, SIGNING DAY SPORTS, THE PROPOSED BUSINESS COMBINATION, AND RELATED MATTERS. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by BlockchAIn and Signing Day Sports with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Signing Day Sports by directing a written request to: Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination.

Participants in the Solicitation

Signing Day Sports, and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the stockholders of Signing Day Sports with respect to the proposed business combination and related matters. Information about the directors and executive officers of Signing Day Sports, including their ownership of shares of Signing Day Sports common stock, is included in Signing Day Sports’ Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 11, 2025. Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from Signing Day Sports stockholders, including a description of their interests in the proposed business combination by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents to be publicly filed with the SEC when they become available. The managers and officers of One Blockchain do not currently hold any interests, by security holdings or otherwise, in Signing Day Sports.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, including without limitation, the parties’ ability to complete the Transactions, the parties’ ability to integrate their respective businesses into a combined publicly listed company post-merger, the ability of the parties to obtain all necessary consents and approvals in connection with the Transactions, obtain NYSE American clearance of a listing application in connection with the Transactions, the parties’ ability to obtain their respective equity securityholders’ approval, One Blockchain’s ability to finance and implement its data facility expansion plans and generate sufficient revenues and cash flows from any such expanded facilities, the parties’ ability to obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the parties’ current products and services and planned offerings, competition from existing or new offerings that may emerge, impacts from strategic changes to the parties’ business on net sales, revenues, income from continuing operations, or other results of operations, the parties’ ability to attract new users and customers, the parties’ ability to retain or obtain intellectual property rights, the parties’ ability to adequately support future growth, the parties’ ability to comply with user data privacy laws and other current or anticipated legal requirements, and the parties’ ability to attract and retain key personnel to manage their business effectively. These risks, uncertainties and other factors are described more fully in the document titled “Risk Factors” attached as Exhibit 99.1 to the Current Report on Form 8-K/A filed by the Company with the SEC on September 25, 2025. These risks, uncertainties and other factors are also expected to be further described in the Registration Statement to be publicly filed with the SEC relating to the Transactions. These risks, uncertainties and other factors are, in some cases, beyond our control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Investor Contacts:

Crescendo Communications, LLC

212-671-1020

SGN@crescendo-ir.com

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